UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.___)

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

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Your **Vote** Counts!

TRANSACT TECHNOLOGIES INCORPORATED

2023 Annual Meeting
Vote by June 5, 2023
11:59 PM ET



TRANSACT
Technologies Incorporated

TRANSACT TECHNOLOGIES INCORPORATED
ONE HAMDEN CENTER
2319 WHITNEY AVENUE, SUITE 3B
HAMDEN, CT 06518

V06731-P90522

You invested in TRANSACT TECHNOLOGIES INCORPORATED and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and 2022 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2023
10:00 a.m. ET

Virtually at:
www.virtualshareholdermeeting.com/TACT2023

*Log in using your control number (indicated above).

V1.1

THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".Voting ItemsBoard RecommendsV06732-P905221. Election of Directors Nominees:ForFor3. APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.ForForFor01) Daniel M. Friedberg02) Audrey P. Dunning2. RATIFICATION OF THE SELECTION OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.4. APPROVAL OF THE 2014 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED IN 2023 TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER SUCH PLAN.